JOHNSON MUTUAL FUNDS TRUST

REALTY FUND

SUPPLEMENT DATED AUGUST 9, 2018 TO PROSPECTUS AND

STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 2018

The following supersedes any contrary information contained in any current Prospectus

Johnson Investment Counsel, Inc. (the “Adviser”), the investment adviser to the Johnson Realty Fund (the “Fund”) has recommended, in light of the Fund’s small asset size and resulting inefficiencies, such as the high operating costs and the Fund’s inability to realize economies of scale, that the Fund be liquidated. Accordingly, the Fund’s Board of Trustees has adopted a plan of liquidation and termination for the Fund. Please note that the Fund will liquidate and terminate as of the close of business (4:00 p.m. Eastern Time) on November 1, 2018. You are welcome, however, to either (1) redeem your shares or (2) exchange your shares with another fund in the Johnson Mutual Funds Trust before that date.

After August 24, 2018, in anticipation of the liquidation, shareholders will not be permitted to purchase additional Fund shares, except that the Fund will continue to accept purchases pursuant to retirement plans or automatic investment plans, and purchases made through reinvestment of dividends and other distributions, if any, through the close of business (4:00 p.m. Eastern Time) on October 31, 2018. After August 24, 2018, the Fund will no longer be pursuing its investment objective and the Adviser will begin an orderly transition of the Fund’s portfolio to cash and cash equivalents. Shareholders of the Fund may redeem or exchange their investments as described in the Fund’s Prospectus through October 31, 2018. Fund shares not redeemed or exchanged by the close of business (4:00 p.m. Eastern Time) November 1, 2018 will automatically be redeemed, and net cash proceeds will be sent to the address of record.

The distribution of the liquidation proceeds will be a taxable event for shareholders who hold their Fund shares in a taxable account, with the result that each of them will recognize a taxable gain or loss for federal, and possibly state and local income tax purposes, depending on the shareholder’s adjusted basis in his or her shares.

You should consult with your tax advisor on the consequences of the liquidation to you. Checks will be issued to all shareholders of record as of the close of business on November 1, 2018.

If you are a retirement plan investor, you should consult your tax advisor regarding the consequences of any redemption of Fund shares. If you receive a distribution from an Individual Retirement Account or a Simplified Employee Pension (SEP) IRA, you must roll the proceeds into another Individual Retirement Account within sixty (60) days of the date of the distribution in order to avoid having to include the distribution in your taxable income for the year. If you receive a distribution from a 403(b)(7) Custodian Account (Tax-Sheltered account) or a Keogh Account, you must roll the distribution into a similar type of retirement plan within sixty (60) days in order to avoid disqualification of your plan and the severe tax consequences that it can bring. If you are the trustee of a Qualified Retirement Plan, you may reinvest the money in any way permitted by the plan and trust agreement.

Please contact your Portfolio Manager or the Mutual Funds Department at 1-800-541-0170 if you have any questions.

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Please retain this supplement for future reference.